                                                                      EXHIBIT 25
                               ABS NEW TRASACTION

                             COMPUTATIONAL MATERIALS

                         $[1,423,500,000] (approximate)
                  Specialty Underwriting & Residential Finance
                    Mortgage Loan Asset-Backed Certificates,
                                 Series 2006-BC1

                                  (SURF LOGO)


                      Wilshire Credit Corporation Servicer

                             J.P. Morgan Chase Bank
                                    Trustee

                                January 25, 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

APPENDIX A


                                               COLLATERAL CUTS FOR SUBPRIME POOL

FICO DISTRIBUTION

                Total Balance                         Adjusted                 WA Loan              % Covered by
FICO                Amount       %[2]       LTV        Amount         %[2]     Balance     WAC      Mortgage Ins.   WA FICO
----            -------------  --------   --------  -------------   --------   --------  --------   -------------   --------
FICO NA               124,902      0.01%    > 65.0         75,000       0.00%    62,451     9.411            0.00%         0
0 - 500               924,064      0.06%    > 65.0        414,473       0.03%   132,009     8.359            0.00%       500
500.01 - 550      147,678,086      9.40%    > 70.0    101,585,400       6.47%   171,122     7.759            0.00%    535.44
550.01 - 575      203,857,170     12.98%    > 70.0    164,763,885      10.49%   167,646     7.777            0.00%    563.89
575.01 - 600      294,878,895     18.78%    > 70.0    254,011,035      16.18%   144,690     7.477            0.00%    588.69
600.01 - 620      297,155,592     18.92%    > 70.0    272,213,861      17.34%   130,274     7.603            0.00%    610.04
620.01 - 650      337,697,213     21.51%    > 80.0    159,465,592      10.16%   145,748     7.505            0.00%    635.49
650.01 - 680      159,972,729     10.19%    > 80.0     58,229,591       3.71%   140,945     7.453            0.00%    662.16
680.01 - 700       57,239,392      3.65%    > 85.0     12,153,656       0.77%   151,427     7.345            0.00%    689.15
700.01 - 750       56,034,214      3.57%    > 85.0     11,990,163       0.76%   129,709     7.280            0.00%     720.8
750.01 - 800       14,268,387      0.91%    > 85.0      2,994,705       0.19%   155,091     7.207            0.00%    767.87
800 +                 444,380      0.03%    > 85.0         61,052       0.00%    88,876     6.935            0.00%    806.44
                -------------  --------   --------  -------------   --------   --------  --------   -------------   --------
TOTAL           1,570,275,023    100.00%            1,037,958,412      66.10%   145,855     7.556            0.00%    612.07
                =============  ========   ========  =============   ========   ========  ========   =============   ========

FICO: AVERAGE             612      MIN:        500           MAX:        816
                -------------             --------                  --------

                                                                                       % Full
FICO             WA LTV    WA DTI     % IO      % W/    CLTV w/    % SFD/   % Owner      Doc        %
----            --------  --------  --------  --------  --------  --------  --------  --------  --------
FICO NA            63.19     32.36      0.00      0.00     63.19    100.00    100.00    100.00     39.95
0 - 500            67.40     41.70      0.00      0.00     67.40     93.72    100.00     39.75    100.00
500.01 - 550       74.45     40.09     15.59      3.25     74.97     92.29     99.62     69.23     86.74
550.01 - 575       78.97     40.51     22.69     15.39     81.49     92.83     99.36     65.70     69.99
575.01 - 600       80.54     40.77     28.78     30.46     86.27     91.90     98.74     62.68     58.04
600.01 - 620       81.89     41.26     24.77     46.69     90.97     91.66     98.12     47.29     44.73
620.01 - 650       85.02     41.28     37.27     45.07     93.67     90.13     96.74     35.40     42.19
650.01 - 680       84.37     41.53     41.97     57.01     95.63     88.96     96.84     24.22     28.54
680.01 - 700       83.30     42.24     45.22     71.84     97.48     87.98     98.41     16.79     18.52
700.01 - 750       83.94     40.49     52.07     75.87     99.07     85.43     97.93     16.74     11.51
750.01 - 800       84.01     43.93     51.72     79.01     99.68     90.38    100.00     12.80      1.61
800 +              82.75     34.86      0.00     86.26    100.00    100.00    100.00      0.00      0.00
                --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL              81.62     41.02     30.77     38.43     89.00     90.95     98.13     47.20     49.75
                ========  ========  ========  ========  ========  ========  ========  ========  ========

FICO: AVERAGE             612      MIN:        500           MAX:        816
                -------------             --------                  --------



DEBT-TO INCOME (DTI) DISTRIBUTION

                Total Balance                         Adjusted                 WA Loan              % Covered by
DTI                Amount        %[2]       FICO       Amount         %[2]     Balance     WAC      Mortgage Ins.   WA FICO
--------------  -------------  --------   --------  -------------   --------   --------  --------   -------------   --------
<= 20              29,527,953      1.88%     < 550      3,367,046       0.21%   136,703     7.533            0.00%    601.55
20.001 - 25.00     43,305,490      2.76%     < 550      5,215,283       0.33%   114,565     7.568            0.00%    601.18
25.001 - 30.00     90,540,261      5.77%     < 575     24,183,841       1.54%   127,882     7.541            0.00%    603.73
30.001 - 35.00    164,211,748     10.46%     < 575     41,315,893       2.63%   132,750     7.558            0.00%    608.55
35.001 - 40.00    265,578,588     16.91%     < 600    107,274,054       6.83%   140,592     7.609            0.00%    611.54
40.001 - 45.00    385,670,906     24.56%     < 625    228,649,114      14.56%   145,591     7.570            0.00%    618.21
45.001 - 50.00    487,177,263     31.02%     < 650    391,128,313      24.91%   160,573     7.545            0.00%    613.65
50.001 - 55.00    101,525,341      6.47%     < 675     96,159,461       6.12%   158,386     7.432            0.00%    603.79
55+                 2,737,473      0.17%     < 700      2,737,473       0.17%   195,534     7.528            0.00%    595.31
                -------------  --------   --------  -------------   --------   --------  --------   -------------   --------
TOTAL           1,570,275,023    100.00%              900,030,478      57.32%   145,855     7.556            0.00%    612.07
                =============  ========   ========  =============   ========   ========  ========   =============   ========

DTI: AVERAGE            41.02      MIN:       4.21           MAX:      58.11
                -------------             --------                  --------

                                                                                       % Full
DTI              WA LTV    WA DTI     % IO      % W/    CLTV w/    % SFD/   % Owner      Doc        %
--------------  --------  --------  --------  --------  --------  --------  --------  --------  --------
<= 20              78.70     15.85     23.39     15.67     81.50     94.75     95.72     43.63     65.23
20.001 - 25.00     79.03     22.75     20.23     20.58     82.81     93.34     96.74     59.76     69.22
25.001 - 30.00     79.38     27.92     24.13     28.52     84.88     91.83     97.26     53.30     58.29
30.001 - 35.00     81.05     32.70     25.90     30.57     86.91     92.03     97.38     53.71     55.39
35.001 - 40.00     81.47     37.69     29.76     38.08     88.82     92.17     98.78     45.56     47.90
40.001 - 45.00     82.52     42.66     34.67     44.83     91.18     91.06     98.44     42.07     44.45
45.001 - 50.00     82.03     47.58     35.57     41.18     89.94     89.59     98.36     44.36     48.57
50.001 - 55.00     81.43     51.85     16.53     38.16     88.64     89.07     97.72     63.95     50.72
55+                82.87     56.14     13.15     17.08     86.29     95.95     88.87     60.23     55.52
                --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL              81.62     41.02     30.77     38.43     89.00     90.95     98.13     47.20     49.75
                ========  ========  ========  ========  ========  ========  ========  ========  ========

DTI: AVERAGE            41.02      MIN:       4.21           MAX:      58.11
                -------------             --------                  --------



LOAN-TO-VALUE (LTV) DISTRIBUTION

                Total Balance                          Adjusted                WA Loan              % Covered by
LTV                Amount        %[2]       DTI         Amount        %[2]     Balance     WAC      Mortgage Ins.   WA FICO
--------------  -------------  --------   --------  -------------   --------   --------  --------   -------------   --------
< 60.00            67,620,545      4.31%      > 50      3,779,681       0.24%   173,386     7.039            0.00%    580.69
60.01 - 70.00      99,852,568      6.36%      > 50      7,569,020       0.48%   198,120     7.165            0.00%    572.99
70.01 - 79.99     155,660,313      9.91%      > 50     12,733,705       0.81%   186,197     7.243            0.00%    584.05
80.00             659,946,398     42.03%      > 50     41,506,851       2.64%   166,990     7.214            0.00%    628.53
80.01 - 85.00     158,753,564     10.11%      > 50      9,291,925       0.59%   188,543     7.455            0.00%    587.10
85.01 - 90.00     223,782,297     14.25%      > 50     16,939,050       1.08%   189,325     7.522            0.00%    607.40
90.01 - 95.00      77,187,619      4.92%      > 50      5,568,176       0.35%   160,140     8.139            0.00%    615.40
95.01 - 100.00    127,451,762      8.12%      > 50      6,874,406       0.44%    49,457    10.120            0.00%    645.53
100+                   19,957      0.00%      > 50             --       0.00%    19,957    11.240            0.00%    604.00
                -------------  --------   --------  -------------   --------   --------  --------   -------------   --------
TOTAL           1,570,275,023    100.00%              104,262,814       6.64%   145,855     7.556            0.00%    612.07
                =============  ========   ========  =============   ========   ========  ========   =============   ========

LTV: AVERAGE            81.62      MIN:      21.32           MAX:     100.01
                -------------             --------                  --------

                                                                                       % Full
LTV              WA LTV    WA DTI     % IO      % W/    CLTV w/    % SFD/   % Owner      Doc        %
--------------  --------  --------  --------  --------  --------  --------  --------  --------  --------
< 60.00            50.47     37.98     22.23      1.74     50.92     90.07     97.04     52.22     88.60
60.01 - 70.00      66.70     39.62     23.22      1.88     67.08     91.55     98.05     53.12     94.13
70.01 - 79.99      75.81     40.32     31.17     11.62     78.14     90.58     98.28     52.48     85.68
80.00              80.00     41.85     41.21     84.75     96.60     90.73     99.20     38.94     23.71
80.01 - 85.00      84.39     39.98     28.24      6.78     85.15     91.69     96.75     57.52     75.56
85.01 - 90.00      89.59     40.92     26.80      4.01     89.89     90.97     95.24     58.35     67.72
90.01 - 95.00      94.67     40.93     23.25      4.21     94.88     91.15     99.09     51.36     56.29
95.01 - 100.00     99.94     41.84      1.38      0.00     99.94     91.48     99.30     41.25     17.69
100+              100.01     42.87      0.00      0.00    100.00    100.00    100.00    100.00      0.00
                --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL              81.62     41.02     30.77     38.43     89.00     90.95     98.13     47.20     49.75
                ========  ========  ========  ========  ========  ========  ========  ========  ========

LTV: AVERAGE            81.62      MIN:      21.32           MAX:     100.01
                -------------             --------                  --------



[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.

All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance - calculated automatically.

TOP 10 ORIGINATORS

Originator                                  %[2]
----------                            ----------
 Wilmington Finance, Inc.                  35.05
        MILA, Inc.                         18.26
     MortgageIT, Inc.                      17.05
          Other                            29.64

TOP 10 SERVICERS

Servicer                                    %[2]
--------                              ----------
Wilshire                                  100.00%

TOP 10 MSA

MSA                                         %[2]
---                                   ----------
Chicago IL                                  2.16
Phoenix AZ                                  1.21
Las Vegas NV                                1.14
Houston TX                                  1.12
Miami FL                                    0.75
Sacramento CA                               0.74
Los Angeles CA                              0.61
Corona CA                                   0.56
Detroit MI                                  0.54
Orlando FL                                  0.48

TOP 10 INVESTOR MSA

Investor MSA                                %[2]
------------                          ----------
Chicago IL                                  6.30
San Bernardino CA                           3.97
Newark NJ                                   3.23
Las Vegas NV                                2.77
Detroit MI                                  2.74
Vallejo CA                                  2.35
San Francisco CA                            2.20
Pacoima CA                                  1.73
(Sun Valley Area) Los Angeles CA            1.66
Centreville VA                              1.59

APPENDIX A

GEOGRAPHIC CONCENTRATION - TOP 5 STATES

                    Total Balance
              -----------------------     WA Loan                                                      % Owner   % NINA/
STATE            Amount        %[2]       Balance    WA FICO    WA LTV    WA DTI     % IO      % W/      Occ      Stated
-----         -------------  --------   -----------  --------  --------  --------  --------  --------  --------  --------
California      338,782,641     21.57%      254,151    622.91     80.09     42.29     58.41     39.96     98.15     62.54
Florida         110,576,066      7.04%      147,435    619.52     81.63     41.04     29.26     35.17     96.75     58.39
Texas            94,863,616      6.04%       76,318    608.69     84.00     40.76      6.02     69.04     98.12     48.09
Illinois         90,029,684      5.73%      150,300    613.97     83.00     41.51     17.20     41.45     97.57     57.60
Nevada           33,843,639      2.16%      185,954    613.92     80.13     40.82     52.22     37.31     97.66     49.23
              -------------  --------   -----------  --------  --------  --------  --------  --------  --------  --------
TOTAL           668,095,646     42.55%      162,672    618.67     81.29     41.69     40.28     43.36     97.81     58.46
              =============  ========   ===========  ========  ========  ========  ========  ========  ========  ========

PRINCIPAL BALANCE

                                   Total Balance
Scheduled                   -------------------------
Principal Balance              Amount          %[2]      WA FICO     WA LTV     WA DTI      % IO       % W/        %
-----------------           -------------    --------    --------   --------   --------   --------   --------   --------
0 - $50K                       54,423,210        3.47%     633.04      97.61      40.46       0.26       5.29      53.50
$50 - $100K                   205,958,525       13.12%     613.34      84.42      39.18       4.51      47.21      41.88
$100 - $300K                  882,977,402       56.23%     608.02      80.42      40.85      27.79      40.20      46.04
$300 - $500K                  368,324,811       23.46%     615.52      80.84      42.60      52.28      34.47      60.64
$500 - $800K                   57,711,075        3.68%     627.20      79.91      40.69      62.11      37.02      51.13
$800 - $1M                        880,000        0.06%     646.00      80.00      38.28       0.00       0.00       0.00
$1M+                                             0.00%
                            -------------    --------    --------   --------   --------   --------   --------   --------
TOTAL                       1,570,275,023      100.00%     612.07      81.62      41.02      30.77      38.43      49.34
                            =============    ========    ========   ========   ========   ========   ========   ========
PRINCIPAL BALANCE: AVERAGE        145,855        MIN:    9,425.86       MAX:    880,000
                            -------------                --------              --------

DOCUMENTATION TYPE

Doc Type                   Total Balance
                       ----------------------              WA Loan                                                 % Owner % Cashout
                           Amount       %[2]      WAC      Balance    WA FICO  WA LTV   WA DTI    % IO     % W/      Occ     Refi
                       -------------   ------    ------   ---------   ------   ------   ------   ------   ------   ------   ------
Stated Documentation     774,620,917    49.33%    7.686     154,184   628.62    81.61    41.68    35.46    45.88    98.46    40.88
Full Documentation       741,141,404    47.20%    7.437     134,802   595.29    81.62    40.82    25.56    31.88    97.93    58.15
Lite Documentation        54,337,750     3.46%    7.323     223,612   604.48    81.60    34.36    35.10    21.39    96.37    61.79
Other                        174,952     0.01%    7.750     174,952   733.00    80.00       --       --   100.00   100.00       --
                       -------------   ------    ------   ---------   ------   ------   ------   ------   ------   ------   ------
TOTAL                  1,570,275,023   100.00%    7.556     145,855   612.07    81.62    41.02    30.77    38.43    98.13    49.75
                       =============   ======    ======   =========   ======   ======   ======   ======   ======   ======   ======


PROPERTY TYPE

Property Type             Total Balance                                                                                %
                   --------------------------     WA Loan                                                  % Owner   Cashout  % NINA
                         Amount          %[2]     Balance    WA FICO   WA LTV   WA DTI   % IO     % W/       Occ      Refi   /Stated
                   ----------------    ------     -------    ------    -----    -----    -----    -----    ------    -----    -----
Single Family      1,193,069,058.51     75.98%    143,157    610.57    81.48    40.86    29.66    37.60     98.46    51.54    49.03
PUD                  235,090,391.27     14.97%    155,895    614.91    82.49    41.24    36.83    43.44     98.65    41.33    46.56
Townhouse              7,943,667.21      0.51%    128,124    599.18    79.89    37.36    22.62    24.05     96.77    70.18    33.50
2 - 4 Family          61,392,577.28      3.91%    191,852    614.05    80.67    43.11    22.06    28.82     92.62    55.15    63.37
Condo                 68,967,495.72      4.39%    137,385    629.11    82.11    41.74    39.68    47.15     95.85    39.23    55.56
Manufactured             198,558.42      0.01%     99,279    611.15    85.21    36.38     0.00    47.87    100.00    52.13     0.00
Other                  3,613,274.62      0.23%     95,086    589.46    80.62    38.20     0.00    14.23     98.24    72.97     8.26
                   ----------------    ------     -------    ------    -----    -----    -----    -----    ------    -----    -----
TOTAL                 1,570,275,023    100.00%    145,855    612.07    81.62    41.02    30.77    38.43     98.13    49.75    49.33
                   ================    ======     =======    ======    =====    =====    =====    =====    ======    =====    =====


PMI - PRIMARY MORTGAGE INSURANCE

                                    Total Balance
                       -------------------------------------      Is MI down
Mortgage Insurance           Amount             %[2]               to 60 LTV
                       ----------------    ----------------    ----------------
Loans >80 LTV w/MI                                     0.00%
Loans >80 LTV w/o MI        480,114,442               30.58%
Other                     1,090,160,581               69.42%
                       ----------------    ----------------    ----------------
TOTAL                     1,570,275,023              100.00%
                       ================    ================    ================

LOAN PURPOSE

                                Total Balance
                          ------------------------                                                           % Owner
Loan Purpose                  Amount         %[2]   WA. FICO   WA. LTV     WA DTI     % IO         % W/        Occ
                          -------------    ------   --------   -------     ------     -----        -----     ------
Refinance - Cashout         781,245,831     49.75%   593.95     79.29       40.39     29.86        11.87      98.44
Purchase                    737,920,242     46.99%   631.92     83.98       41.79     32.29        68.07      97.85
Refinance - Rate Term        51,108,949      3.25%   602.31     83.15       39.57     22.77        16.42      97.59
Other                                        0.00%
                          -------------    ------    ------     -----       -----     -----        -----      -----
TOTAL                     1,570,275,023    100.00%   612.07     81.62       41.02     30.77        38.43      98.13
                          =============    ======    ======     =====       =====     =====        =====      =====

COLLATERAL TYPE - FIXED/FLOATING

                           Total Balance
                     ------------------------
Product                 Amount          %[2]       WA FICO      WA LTV       WA DTI     % IO        % W/   % Owner Occ    % Cashout
-------------        -----------       ------      -------      ------       ------    ------       -----  -----------    ---------
A2/6                 656,267,582       41.79%        599         80.95       40.68         --       38.50     97.52          50.97
A2/6 5yr IO          381,373,582       24.29%        626         80.23       41.70     100.00       50.61     99.55          49.46
F30                  159,514,099       10.16%        603         77.47       39.63         --       20.39     98.12          70.24
B15/30                92,855,993        5.91%        651         99.09       42.19         --        0.58     99.42          15.26
A3/6                  82,867,171        5.28%        609         80.91       41.07         --       44.96     95.65          49.11
A2/6/40               44,931,722        2.86%        614         79.95       41.79         --       39.58     96.04          54.25
A2/6 2yr IO           39,230,991        2.50%        624         81.45       42.87     100.00       79.85    100.00          23.72
A3/6 5yr IO           34,379,611        2.19%        631         79.88       40.78     100.00       48.95    100.00          50.63
F20                   18,053,495        1.15%        610         94.09       40.55         --        0.80     98.88          25.47
F30 5yr IO            15,628,643        1.00%        618         79.27       40.42     100.00       27.08    100.00          70.68
AM6                   10,329,253        0.66%        608         82.40       40.33         --       33.06     98.00          66.47
F15                    7,435,251        0.47%        612         79.11       39.32         --        5.75    100.00          63.45
A3/6 3yr IO            6,511,711        0.41%        622         81.85       40.85     100.00       59.78    100.00          48.31
B30/40                 5,262,893        0.34%        614         83.89       40.30         --       46.31     98.71          43.37
A3/6/40                5,226,377        0.33%        619         86.44       44.03         --       44.51     81.38          33.99
A5/6 5yr IO            3,566,608        0.23%        629         81.22       42.79     100.00       56.67    100.00          68.20
A5/6                   3,077,756        0.20%        637         84.33       42.58         --       37.04     89.65          54.77
A5/6 10yr IO             933,750        0.06%        602         66.32       36.83     100.00          --    100.00         100.00
A3/6 2yr IO              420,920        0.03%        634         81.82       44.98     100.00       63.65    100.00             --
A1/6                     403,921        0.03%        669         85.45       41.66         --       45.52        --             --
F10                      366,896        0.02%        637         68.09       41.10         --          --    100.00          60.04
A1/6 5yr IO              336,000        0.02%        679         80.00       42.34     100.00      100.00    100.00             --
A2/6 10yr IO             287,549        0.02%        646         80.00       39.91     100.00      100.00    100.00             --
AM6/40                   219,988        0.01%        605         77.58       38.78         --       18.18    100.00             --
A2/6 3yr IO              218,500        0.01%        628         95.00       26.57     100.00          --    100.00         100.00
A1/6/40                  211,500        0.01%        625         90.00       39.34         --      100.00        --             --
A3/6 10yr IO             156,000        0.01%        743         80.00       37.42     100.00      100.00    100.00             --
B15/30 5yr IO            110,000        0.01%        636        100.00       42.70     100.00          --    100.00         100.00
F30 10yr IO               49,919        0.00%        611         27.78       25.94     100.00          --    100.00         100.00
B20/30                    47,343        0.00%        662        100.00       43.57         --          --    100.00             --
                   -------------      ------         ---        ------       -----     ------      ------    ------         ------
TOTAL              1,570,275,023      100.00%        612         81.62       41.02      30.77       38.43     98.13          49.75
                   =============      ======         ===        ======       =====     ======      ======    ======         ======

LIEN STATUS


                     Total Balance
               -------------------------     WA Loan
Lien Status        Amount          %[2]      Balance       WA FICO     WA LTV   WA DTI    % IO     % W/   % Owner Occ
-----------    -------------     -------     -------       -------     ------   ------    -----    -----  -----------
First Lien     1,463,176,285      93.18%     177,140       609.45       80.29    40.94    33.02    41.24     98.04
Sub Lien         107,098,738       6.82%      42,737       647.76       99.73    42.09     0.00     0.00     99.41
               -------------     ------      -------       ------       -----    -----    -----    -----     -----
TOTAL          1,570,275,023     100.00%     145,855       612.07       81.62    41.02    30.77    38.43     98.13
               =============     ======      =======       ======       =====    =====    =====    =====     =====

OCCUPANCY TYPE


                          Total Balance
                      ----------------------          % Covered by
Occupancy Type            Amount       %[2]     WAC   Mortgage Ins.   WA. FICO  WA LTV   WA DTI   % IO     % W/   % Cashout Refi
-----------------     -------------   ------   -----  -------------   --------  ------   ------   ------   -----  --------------
Primary Residence     1,540,975,156   98.13%   7.552             --    611.75    81.61    41.05    31.25   38.85      49.91
Second Home               6,712,669    0.43%   7.728             --    646.97     85.1    39.51     18.4   28.62      24.29
Investment               22,587,198    1.44%   7.770             --    623.33    81.23    39.68     2.07   12.66      46.64
Other                                  0.00%
                      -------------  ------    -----  -------------    ------    -----    -----    -----   -----      -----
TOTAL                 1,570,275,023  100.00%   7.556             --    612.07    81.62    41.02    30.77   38.43      49.75
                      =============  ======    =====  =============    ======    =====    =====    =====   =====      =====

PREPAYMENT PENALTY



                               Total Balance
Prepayment Charges      ---------------------------
Term at Origination      Amount              %[2]        %IO      % W/ Piggyback
-------------------     -------------       -------      -----    --------------
0 Months                  292,076,673        18.60%      19.10        34.12
6 Months                    1,092,295         0.07%      54.49        54.49
12 Months                  77,055,011         4.91%      34.47        36.26
24 Months                 881,135,057        56.11%      37.54        42.20
36 Months                 225,171,896        14.34%      22.16        39.27
60 Months                  88,394,720         5.63%      18.42        14.71
Other                       5,349,371         0.34%      61.69        37.32
                        -------------       ------       -----        -----
TOTAL                   1,570,275,023       100.00%      30.77        38.43
                        =============       ======       =====        =====

COLLATERAL DESCRIPTION BY LOAN GROUP


                                      % Of   Gross   Net    WAM              Gross    Net    Rate  Max
Loan Group      Loan Type     Index   Pool    WAC    WAC   (Mos)  Seasoning  Margin  Margin  Caps  Rate    Mos To Roll   % Fixed
----------    --------------  -----  ------  -----  -----  -----  ---------  ------  ------  ----  -----   -----------   -------
Group 1       822,583,211.18   LM6   52.38%  7.581  7.081   351       5      6.313   5.813   2.95  13.72        21         15.85
Group 2       747,691,811.85   LM6   47.62%  7.529  7.029   343       4      6.153   5.653   2.96  13.53        21          22.6
Group 3
Group 4
Group 5
Group 6
            ----------------  ----  ------   -----    -----   ---  --------  -----   -----  ----  -----    -----------    -----
TOTAL       1,570,275,023.03   LM6  100.00%  7.556    7.056   347         4  6.240   5.740  2.96  13.63             21    19.06
            ================  ====  ======   =====    =====   ===  ========  =====   =====  ====  =====    ===========    =====

SECTION 32 LOANS


                            Total Balance
                      -----------------------
                         Amount         %[2]      WA FICO    WA LTV     WA DTI
                      -------------     -----     -------    ------     ------
Section 32 Loans                  0     0.00%
                      -------------     -----     -------    ------     ------
Total                 1,570,275,023
                      =============     =====     =======    ======     ======